                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 November 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                         [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its: General Partner

                                        By:     ESL Investments, Inc.
                                        Its: General Partner

                                        By:     /s/ Edward S. Lampert
                                                -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: November 13, 2017

2.  RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 November 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                         [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     ESL Investments, Inc.
                                        Its: General Partner

                                        By:     /s/ Edward S. Lampert
                                                -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: November 13, 2017

3.  ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 November 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Hometown and Outlet Stores, Inc.
Trading Symbol:                         [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     /s/ Edward S. Lampert
                                                -------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: November 13, 2017